EXHIBIT 99.1

SIGNATURES OF REPORTING PERSONS

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this Form 3 is true, complete and correct.

June 9, 2026

Date: June 9, 2026

WPGG 14 ORION INVESTMENTS, L.P.

By:	WPGG 14 Orion Investments GP, LLC,
its general partner

By:	/s/ David Sreter
Name: David Sreter
Title: Vice President and Assistant Treasurer

WPFS II ORION INVESTMENTS, L.P.

By:	WPFS II Orion Investments GP, LLC,
its general partner

By:	/s/ David Sreter
Name: David Sreter
Title: Authorised Signatory

WPGG 14 ORION INVESTMENTS GP, LLC

By:	Warburg Pincus Global Growth 14-B (Cayman), L.P.,
its managing member

By:	Warburg Pincus (Cayman) Global Growth 14 GP, L.P.,
its general partner

By:	Warburg Pincus (Cayman) Global Growth 14 GP LLC,
its general partner

By:	Warburg Pincus Partners II (Cayman), L.P.,
its managing member

By:	Warburg Pincus (Bermuda) Private Equity GP Ltd.,
its general partner

By:	/s/ David Sreter
Name: David Sreter
Title: Authorised Signatory

WPFS II ORION INVESTMENTS GP, LLC

By:	Warburg Pincus Financial Sector II (Cayman), L.P.,
its managing member

By:	Warburg Pincus (Cayman) Financial Sector II GP, L.P.,
its general partner

By:	Warburg Pincus (Cayman) Financial Sector II GP LLC,
its general partner

By:	Warburg Pincus Partners II (Cayman), L.P.,
its managing member

By:	Warburg Pincus (Bermuda) Private Equity GP Ltd.,
its general partner

By:	/s/ David Sreter
Name: David Sreter
Title: Authorised Signatory

WARBURG PINCUS (CALLISTO) GLOBAL GROWTH 14 (CAYMAN), L.P.

By:	Warburg Pincus (Cayman) Global Growth 14 GP, L.P.,
its general partner

By:	Warburg Pincus (Cayman) Global Growth 14 GP LLC,
its general partner

By:	Warburg Pincus Partners II (Cayman), L.P.,
its managing member

By:	Warburg Pincus (Bermuda) Private Equity GP Ltd.,
its general partner

By:	/s/ David Sreter
Name: David Sreter
Title: Authorised Signatory

WARBURG PINCUS (EUROPA) GLOBAL GROWTH 14 (CAYMAN), L.P.

By:	Warburg Pincus (Cayman) Global Growth 14 GP, L.P.,
its general partner

By:	Warburg Pincus (Cayman) Global Growth 14 GP LLC,
its general partner

By:	Warburg Pincus Partners II (Cayman), L.P.,
its managing member

By:	Warburg Pincus (Bermuda) Private Equity GP Ltd.,
its general partner

By:	/s/ David Sreter
Name: David Sreter
Title: Authorised Signatory

WARBURG PINCUS GLOBAL GROWTH 14-B (CAYMAN), L.P.

By:	Warburg Pincus (Cayman) Global Growth 14 GP, L.P.,
its general partner

By:	Warburg Pincus (Cayman) Global Growth 14 GP LLC,
its general partner

By:	Warburg Pincus Partners II (Cayman), L.P.,
its managing member

By:	Warburg Pincus (Bermuda) Private Equity GP Ltd.,
its general partner

By:	/s/ David Sreter
Name: David Sreter
Title: Authorised Signatory

WARBURG PINCUS GLOBAL GROWTH 14-E (CAYMAN), L.P.

By:	Warburg Pincus (Cayman) Global Growth 14 GP, L.P.,
its general partner

By:	Warburg Pincus (Cayman) Global Growth 14 GP LLC,
its general partner

By:	Warburg Pincus Partners II (Cayman), L.P.,
its managing member

By:	Warburg Pincus (Bermuda) Private Equity GP Ltd.,
its general partner

By:	/s/ David Sreter
Name: David Sreter
Title: Authorised Signatory

WARBURG PINCUS GLOBAL GROWTH 14 PARTNERS (CAYMAN), L.P.

By:	Warburg Pincus (Cayman) Global Growth 14 GP, L.P.,
its general partner

By:	Warburg Pincus (Cayman) Global Growth 14 GP LLC,
its general partner

By:	Warburg Pincus Partners II (Cayman), L.P.,
its managing member

By:	Warburg Pincus (Bermuda) Private Equity GP Ltd.,
its general partner

By:	/s/ David Sreter
Name: David Sreter
Title: Authorised Signatory

WP GLOBAL GROWTH 14 PARTNERS (CAYMAN), L.P.

By:	Warburg Pincus (Cayman) Global Growth 14 GP, L.P.,
its general partner

By:	Warburg Pincus (Cayman) Global Growth 14 GP LLC,
its general partner

By:	Warburg Pincus Partners II (Cayman), L.P.,
its managing member

By:	Warburg Pincus (Bermuda) Private Equity GP Ltd.,
its general partner

By:	/s/ David Sreter
Name: David Sreter
Title: Authorised Signatory

WARBURG PINCUS FINANCIAL SECTOR II (CAYMAN), L.P.

By:	Warburg Pincus (Cayman) Financial Sector II GP, L.P.,
its general partner

By:	Warburg Pincus (Cayman) Financial Sector II GP LLC,
its general partner

By:	Warburg Pincus Partners II (Cayman), L.P.,
its managing member

By:	Warburg Pincus (Bermuda) Private Equity GP Ltd.,
its general partner

By:	/s/ David Sreter
Name: David Sreter
Title: Authorised Signatory

WARBURG PINCUS FINANCIAL SECTOR II-E (CAYMAN), L.P.

By:	Warburg Pincus (Cayman) Financial Sector II GP, L.P.,
its general partner

By:	Warburg Pincus (Cayman) Financial Sector II GP LLC,
its general partner

By:	Warburg Pincus Partners II (Cayman), L.P.,
its managing member

By:	Warburg Pincus (Bermuda) Private Equity GP Ltd.,
its general partner

By:	/s/ David Sreter
Name: David Sreter
Title: Authorised Signatory

WARBURG PINCUS FINANCIAL SECTOR II PARTNERS (CAYMAN), L.P.

By:	Warburg Pincus (Cayman) Financial Sector II GP, L.P.,
its general partner

By:	Warburg Pincus (Cayman) Financial Sector II GP LLC,
its general partner

By:	Warburg Pincus Partners II (Cayman), L.P.,
its managing member

By:	Warburg Pincus (Bermuda) Private Equity GP Ltd.,
its general partner

By:	/s/ David Sreter
Name: David Sreter
Title: Authorised Signatory

WARBURG PINCUS (CAYMAN) GLOBAL GROWTH 14 GP, L.P.

By:	Warburg Pincus (Cayman) Global Growth 14 GP LLC,
its general partner

By:	Warburg Pincus Partners II (Cayman), L.P.,
its managing member

By:	Warburg Pincus (Bermuda) Private Equity GP Ltd.,
its general partner

By:	/s/ David Sreter
Name: David Sreter
Title: Authorised Signatory

WARBURG PINCUS (CAYMAN) GLOBAL GROWTH 14 GP LLC

By:	Warburg Pincus Partners II (Cayman), L.P.,
its managing member

By:	Warburg Pincus (Bermuda) Private Equity GP Ltd.,
its general partner

By:	/s/ David Sreter
Name: David Sreter
Title: Authorised Signatory

WARBURG PINCUS (CAYMAN) FINANCIAL SECTOR II GP, L.P.

By:	Warburg Pincus (Cayman) Financial Sector II GP LLC,
its general partner

By:	Warburg Pincus Partners II (Cayman), L.P.,
its managing member

By:	Warburg Pincus (Bermuda) Private Equity GP Ltd.,
its general partner

By:	/s/ David Sreter
Name: David Sreter
Title: Authorised Signatory

WARBURG PINCUS (CAYMAN) FINANCIAL SECTOR II GP LLC

By:	Warburg Pincus Partners II (Cayman), L.P.,
its managing member

By:	Warburg Pincus (Bermuda) Private Equity GP Ltd.,
its general partner

By:	/s/ David Sreter
Name: David Sreter
Title: Authorised Signatory

WARBURG PINCUS PARTNERS II (CAYMAN), L.P.

By:	Warburg Pincus (Bermuda) Private Equity GP Ltd.,
its general partner

By:	/s/ David Sreter
Name: David Sreter
Title: Authorised Signatory

WARBURG PINCUS (BERMUDA) PRIVATE EQUITY GP LTD.

By:	/s/ David Sreter
Name: David Sreter
Title: Authorised Signatory

WARBURG PINCUS LLC

By:	/s/ David Sreter
Name: David Sreter
Title: Managing Director